Exhibit 99.1

Old National Bancorp
One Main Street
Evansville, IN 47708	Media: Kathy A. Schoettlin (812) 465-7269
oldnational.com	Investors: Lynell J. Walton (812) 464-1366

Old National reports 4th quarter net income of $47.5 million,

or $0.28 earnings per share

Evansville, Ind. (January 22, 2019)

Old National Bancorp (NASDAQ: ONB) reports 4Q18 net income of $47.5 million, diluted EPS of $0.28.

Adjusted1 net income of $54.1 million, or $0.32 per diluted share.

2018 annual net income of $190.8 million, diluted EPS of $1.22.

Adjusted1 2018 annual net income of $201.8 million, diluted EPS of $1.29.

CEO COMMENTARY:

“Old National’s strong 4th quarter – punctuated by the 2nd highest commercial loan production in our history – capped a year of outstanding performance that included $283.2 million in organic commercial loan growth, positive operating leverage and strong credit and capital ratios,” said Old National Chairman & CEO Bob Jones. “The 4th quarter also saw us continue to execute our growth strategy by closing on our KleinBank partnership, which effectively doubles our presence in the state of Minnesota.”

FOURTH-QUARTER HIGHLIGHTS2:

Net Income	• Net income of $47.5 million
• Earnings per share of $0.28

Net Interest Income/NIM	• Net interest income on a fully taxable equivalent basis was $149.3 million, up 11.7%
• Net interest margin on a fully taxable equivalent basis was 3.64% compared to 3.51%

Operating Performance	• Pre-provision net revenue[1] (“PPNR”) was $57.2 million
• Adjusted PPNR[1] was $67.0 million, up 16.0% over fourth quarter of 2017
• Noninterest expense was $150.3 million
• Adjusted noninterest expense[1] was $126.9 million
• Efficiency ratio[1] was 70.33%
• Adjusted efficiency ratio[1] was 63.31%, a 27 basis point improvement from fourth quarter of 2017

Loans and Credit Quality	• End-of-period total loans[3] were $12,258.8 million compared to $11,314.0 million
• End-of-period commercial and industrial loans were $3,233.0 million compared to $2,949.3 million
• Fourth quarter total commercial production was $594.0 million; December 31 pipeline was $1.5 billion
• Provision for loan losses was $3.4 million compared to $0.8 million
• Net charge-offs were $0.6 million, or 0.02% annualized, compared to net charge-offs of $1.7 million
• Non-performing loans were 1.43% of total loans compared to 1.47%

Capital Returns	• Return on average common equity was 7.59%
• Return on average tangible common equity[1] was 13.84%
• Adjusted return on average tangible common equity[1] was 15.62%

Notable Items	• Closing of Klein partnership on November 1, 2018
• Sale of 10 Wisconsin branches resulting in a $14.0 million net gain
• $14.8 million in merger/integration charges and $7.5 million in ONB Foundation funding
• $7.6 million in incentive compensation annual true-ups and benefit adjustments driven by higher hospitalization costs
• $1.1 million in tax credit amortization

[1]	Non-GAAP financial measure that Management believes is useful in evaluating the financial results of the Company – please refer to the Non-GAAP reconciliations contained in this release
[2]	Comparisons are on a linked-quarter basis, unless otherwise noted
[3]	Includes loans held for sale

RESULTS OF OPERATIONS

Old National Bancorp reported fourth-quarter 2018 net income of $47.5 million, or $0.28 per diluted share.

Included in the fourth quarter were pre-tax charges of $14.8 million for merger and integration and $7.5 million in ONB Foundation funding. The current quarter also included a $14.0 million net gain resulting from the sale of 10 Wisconsin branches. Excluding these items from the current quarter and netting out securities gains, Old National would have reported net income of $54.1 million, or $0.32 per share. The fourth quarter also included $7.6 million in incentive compensation annual true-ups and benefit adjustments driven by higher hospitalization costs.

As was previously disclosed, Old National closed on its partnership with Minnesota-based Klein Financial, Inc. (Klein) as of November 1, 2018.

LOANS

Pipeline and production remain strong with paydowns impacting outstandings; quarterly balances benefitted from the Klein partnership.

➣	Period-end total loans increased to $12,258.8 million at December 31, 2018 from $11,314.0 million at September 30, 2018.

➣	Total loans acquired though the partnership with Klein were $1,049.1 million as of the date of closing.

➣	Fourth quarter commercial loan production was $594.0 million, second highest in company history, while period-end pipeline totaled $1.5 billion.

➣	On average, total loans in the fourth quarter were $11,972.6 million, up from $11,291.7 million in the third quarter of 2018.

➣

For the full-year 2018, total loans grew $1,122.8 million. Excluding the $1,049.1 million in loans acquired from Klein and the $64.9 million in student loans sold in the second quarter, organic loan growth for the full year was $138.6 million.

➣	For the full-year 2018, total commercial loans increased to $8,191.8 million. Excluding the $836.8 million in commercial loans acquired from Klein, organic commercial loan growth was $283.2 million.

DEPOSITS

A low-cost core deposit franchise continues to be one of Old National’s strengths.

➣	Period-end total deposits increased to $14,349.9 million at December 31, 2018, from $12,598.2 million at September 30, 2018.

➣

Total deposits assumed from Klein were $1,713.1 million. Total deposits sold during the fourth quarter (as part of the Wisconsin branch sale) totaled $230.6 million. Excluding these transactions, organic deposit growth for the quarter was $269.3 million, or 8.5% annualized.

➣	On average, total deposits in the fourth quarter were $13,620.6 million, compared to $12,597.8 million in the third quarter of 2018.

➣	For the full-year 2018, total deposits grew $1,744.2 million. Excluding the deposits assumed and the deposits sold (as noted above), organic deposit growth was $261.7 million, or 2.1%, for the year.

NET INTEREST INCOME AND MARGIN

Controlled deposit costs and the Klein partnership benefited both net interest income and margin in the fourth quarter.

➣	Net interest income increased to $146.2 million in the fourth quarter of 2018 from $130.8 million in the third quarter of 2018, benefitting primarily from the Klein partnership.

➣	The net interest margin on a fully taxable equivalent basis increased 13 basis points to 3.64% compared to 3.51% in the third quarter of 2018.

➣

Accretion income was $11.3 million, or 27 basis points of net interest margin, in the fourth quarter of 2018 compared to $7.3 million, or 19 basis points of net interest margin, in the third quarter of 2018. In the fourth quarter of 2018, accretion income was 5.8% of adjusted total revenue.

➣	Loan yields, excluding accretion income, increased 11 basis points to 4.42%

➣	The cost of total deposits rose 4 basis points to 0.40% in the fourth quarter of 2018 while the cost of total interest-bearing deposits rose 7 basis points to 0.56%.

CREDIT QUALITY

Strong credit quality remains a hallmark of the Old National franchise, with larger quarterly provision driven mostly by two specific reserves.

➣	Asset quality remained strong with net charge-offs in the fourth quarter of $0.6 million, or 0.02% of total average loans, and 30-89 day delinquencies of 0.39%.

➣	Provision expense for the fourth quarter was $3.4 million, driven primarily by two specific reserves.

➣	Non-performing loans as a percentage of total loans was 1.43%.

➣

In accordance with current accounting practices, the loans acquired from recent acquisitions were recorded at fair value with no allowance recorded at the acquisition date. As of December 31, 2018, the remaining discount on these acquired loans was $121.3 million.

➣	The allowance for loan losses was $55.5 million, or 0.45% of total loans at December 31, 2018.

NONINTEREST INCOME

Noninterest income included a gain on sale of Wisconsin branches and demonstrated normal seasonal patterns in several fee income businesses.

➣	Total noninterest income for the fourth quarter of 2018 was $58.2 million, an increase of $12.2 million from the third quarter of 2018.

➣	Included in noninterest income in the fourth quarter was a net gain of $14.0 million from the sale of 10 Wisconsin branches.

➣

Klein contributed $2.8 million to noninterest income during the quarter (for the two months since the closing of the partnership), which was offset by lower capital markets income (down $1.9 million) and the normal seasonal decline in mortgage banking revenue.

➣	Securities losses were $0.4 million, compared to securities gains of $0.1 million in the third quarter of 2018.

NONINTEREST EXPENSE

Fourth quarter results demonstrated continued discipline with respect to expense management, helping to drive positive operating leverage1.

➣

Noninterest expense for the fourth quarter of 2018 was $150.3 million and included $14.8 million in merger and integration charges, $7.5 million in ONB Foundation funding and $1.1 million in tax credit amortization.

➣	Excluding these items, adjusted noninterest expense for the fourth quarter was $126.9 million, compared to the $108.4 million in adjusted noninterest expense in the third quarter of 2018.

➣	Klein noninterest expenses were $7.4 million during the fourth quarter (for the two months since the closing of the partnership).

➣	The fourth quarter of 2018 also included $7.6 million in incentive compensation true-ups and benefit adjustments, which is included in adjusted noninterest expense defined above.

➣	The fourth quarter efficiency ratio was 70.33%, while the adjusted efficiency ratio was 63.31%.

➣	For the full year 2018, the efficiency ratio was 67.74%, while the adjusted efficiency ratio was 61.56%

➣	Adjusted operating leverage[1] was +215 basis points in for the full-year 2018 as compared to 2017.

INCOME TAXES

➣	On a fully taxable-equivalent basis, income tax expense in the fourth quarter was $6.3 million, resulting in a 11.7% FTE tax rate.

CAPITAL

Strong quarterly earnings drove capital ratios higher.

➣	At the end of the fourth quarter, total risk-based capital was 12.3% and regulatory tier 1 capital was 11.4%.

➣	Tangible common equity to tangible assets was 8.47% at the end of the fourth quarter compared to 8.08% in the third quarter of 2018.

NON-GAAP RECONCILIATIONS

($ in millions, except EPS, shares in 000s)	4Q18	Adjustments[4]	Adjusted 4Q18
Total Revenues (FTE)	$207.5	($13.6)	$193.9
Less: Provision for Loan Losses	(3.4)	—	(3.4)
Less: Noninterest Expenses	(150.3)	22.3	(128.0)
Income before Income Taxes (FTE)	$53.8	$8.7	$62.5
Income Taxes	(6.3)	(2.1)	(8.4)
Net Income	$47.5	$6.6	$54.1
Average Shares Outstanding	167,992	—	167,992
Earnings Per Share	$0.28	$0.04	$0.32

[4]	Tax-effect calculations use the 2018 statutory FTE tax rates (federal + state)

($ in millions, except EPS, shares in 000s)	2018	Adjustments[4]	Adjusted 2018
Total Revenues (FTE)	$744.3	($18.7)	$725.6
Less: Provision for Loan Losses	(7.0)	—	(7.0)
Less: Noninterest Expenses	(517.3)	33.3	(484.0)
Income before Income Taxes (FTE)	$220.0	$14.6	$234.6
Income Taxes	(29.2)	(3.6)	(32.8)
Net Income	$190.8	$11.0	$201.8
Average Shares Outstanding	156,539	—	156,539
Earnings Per Share	$1.22	$0.07	$1.29

[4]	Tax-effect calculations use the 2018 statutory FTE tax rates (federal + state)

($ in millions)	4Q18	3Q18
Net Interest Income	$146.2	$130.8
FTE Adjustment	3.1	2.8
Net Interest Income (FTE)	$149.3	$133.6
Average Earning Assets	$16,398.3	$15,213.4
Net Interest Margin (FTE)	3.64%	3.51%

($ in millions)	4Q18	3Q18
Net Interest Income	$146.2	$130.8
FTE Adjustment	3.1	2.8
Net Interest Income (FTE)	$149.3	$133.6
Total Noninterest Income	$58.2	$46.0
Noninterest Expense	150.3	119.4
Pre-Provision Net Revenue	$57.2	$60.2
Less: Securities Gains/Losses	0.4	(0.1)
Less: Gain on Branch Actions	(14.0)	(0.2)
Add: Merger and Integration Charges	14.8	1.7
Add: Branch Action Charges and Severance	—	0.1
Add: ONB Foundation Funding	7.5	—
Add: Amortization of Tax Credit Investments	1.1	9.2
Adjusted Pre-Provision Net Revenue	$67.0	$70.9

($ in millions)	4Q18	3Q18	4Q17	2018	2017
Noninterest Expense	$150.3	$119.4	$140.4	$517.3	$448.8
Less: Merger and Integration Charges	(14.8)	(1.7)	(11.9)	(21.3)	(12.3)
Less: Branch Action Charges, Severance, ONB Foundation Funding and Client Experience Initiative Charges	(7.5)	(0.1)	(6.6)	(12.0)	(14.0)
Noninterest Expense less Charges	$128.0	$117.6	$121.9	$484.0	$422.5
Less: Amortization of Tax Credit Investments	(1.1)	(9.2)	(11.7)	(22.9)	(11.7)
Adjusted Noninterest Expense	$126.9	$108.4	$110.2	$461.1	$410.8
Less: Intangible Amortization	(4.1)	(3.3)	(3.4)	(14.4)	(11.8)
Adjusted Noninterest Expense Less Intangible Amortization	$122.8	$105.1	$106.8	$446.7	$399.0
Net Interest Income	$146.2	$130.8	$118.6	$537.5	$437.2
FTE Adjustment	3.1	2.8	6.1	11.5	23.1
Net Interest Income (FTE)	$149.3	$133.6	$124.7	$549.0	$460.3
Total Noninterest Income	$58.2	$46.0	$44.8	$195.3	$183.3
Total Revenue (FTE)	$207.5	$179.6	$169.5	$744.3	$643.6
Less: Securities Gains/Losses	0.4	(0.1)	(1.6)	(2.0)	(9.1)
Less: Gain on Student Loan Sale	—	—	—	(2.2)	—
Less: Gain on Branch Actions	(14.0)	(0.2)	—	(14.5)	(0.2)
Adjusted Total Revenue (FTE)	$193.9	$179.3	$167.9	$725.6	$634.3
Efficiency Ratio	70.33%	64.71%	81.60%	67.74%	68.87%
Adjusted Efficiency Ratio	63.31%	58.67%	63.58%	61.56%	62.90%
Operating Leverage[5] (basis points)	1,536			40
Adjusted Operating Leverage[6] (basis points)	30			215

[5]	Year-over-year basis point change in noninterest expenses plus change in total revenue
[6]	Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

($ in millions)	4Q18	3Q18
Net Income (Loss)	$47.5	$51.3
Add: Intangible Amortization (net of tax7)	3.3	2.6
Tangible Net Income (Loss)	$50.8	$53.9
Less: Securities Gains/Losses (net of tax7)	0.3	(0.1)
Less: Gain on Branch Sale (net of tax7)	(10.6)	—
Add: Merger & Integration Charges (net of tax7)	11.2	1.3
Add: Branch Action Charges (net of gains) and Severance (net of tax7)	—	(0.1)
Add: ONB Foundation Funding (net of tax7)	5.7	—
Adjusted Tangible Net Income (Loss)	$57.4	$55.0
Average Total Shareholders’ Equity	$2,503.8	$2,212.7
Less: Average Goodwill	(969.4)	(828.8)
Less: Average Intangibles	(66.9)	(43.7)
Average Tangible Shareholders’ Equity	$1,467.5	$1,340.2
Return on Average Tangible Common Equity	13.84%	16.10%
Adjusted Return on Average Tangible Common Equity	15.62%	16.42%

[7]	Tax-effect calculations use the 2018 statutory FTE tax rates (federal + state)

CONFERENCE CALL AND WEBCAST

Old National will host a conference call and live webcast at 7:00 a.m. Central Time on Tuesday, January 22, 2019, to review fourth-quarter and full-year 2018 financial results. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from 10:00 a.m. Central Time on January 22 through February 5. To access the replay, dial 1-855-859-2056, Conference ID Code 5499497.

ABOUT OLD NATIONAL

Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. Headquartered in Evansville with $19.7 billion in assets, it is a top 100 U.S. bank, the largest Indiana-based bank and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for seven consecutive years. For nearly 185 years, Old National has been a community bank committed to building long-term, highly valued relationships with clients. With locations in Indiana, Kentucky, Michigan, Minnesota and Wisconsin, Old National provides retail and commercial banking services along with comprehensive wealth management, investment and capital markets services. For information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

FORWARD-LOOKING STATEMENT

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Klein that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

Financial Highlights (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Income Statement
Net interest income	$146,225	$130,842	$118,556	$537,602	$437,168
Provision for loan losses	3,390	750	1,037	6,966	3,050
Noninterest income	58,154	45,957	44,825	195,305	183,382
Noninterest expense	150,268	119,376	140,432	517,261	448,836
Net income (loss)	47,498	51,348	(18,493)	190,830	95,725

Per Common Share Data (Diluted)
Net income (loss) available to common shareholders	$0.28	$0.34	$(0.13)	$1.22	$0.69
Average diluted shares outstanding	167,992	152,784	146,875	156,539	138,513
Book value	15.36	14.58	14.17	15.36	14.17
Stock price	15.40	19.30	17.45	15.40	17.45
Dividend payout ratio	46%	38%	N/M	42%	75%
Tangible common book value (1)	9.00	8.86	8.37	9.00	8.37

Performance Ratios
Return on average assets	1.01%	1.18%	-0.45%	1.07%	0.63%
Return on average common equity	7.59%	9.28%	-3.51%	8.42%	4.98%
Return on average tangible common equity (1)	13.84%	16.10%	-5.05%	14.97%	8.59%
Net interest margin (FTE)	3.64%	3.51%	3.47%	3.54%	3.48%
Efficiency ratio (2)	70.33%	64.71%	81.60%	67.74%	68.87%
Net charge-offs (recoveries) to average loans	0.02%	0.06%	0.03%	0.02%	0.03%
Allowance for loan losses to ending loans	0.45%	0.47%	0.45%	0.45%	0.45%
Non-performing loans to ending loans	1.43%	1.47%	1.30%	1.43%	1.30%

Balance Sheet
Total loans	$12,243,892	$11,292,659	$11,118,121	$12,243,892	$11,118,121
Total assets	19,728,435	17,567,759	17,518,292	19,728,435	17,518,292
Total deposits	14,349,949	12,598,200	12,605,764	14,349,949	12,605,764
Total borrowed funds	2,493,793	2,576,039	2,578,204	2,493,793	2,578,204
Total shareholders' equity	2,689,570	2,220,680	2,154,397	2,689,570	2,154,397

Capital Ratios (1)
Risk-based capital ratios (EOP):
Tier 1 common equity	11.4%	11.1%	10.5%	11.4%	10.5%
Tier 1	11.4%	11.1%	10.4%	11.4%	10.4%
Total	12.3%	12.1%	11.4%	12.3%	11.4%
Leverage ratio (to average assets)	9.2%	8.6%	8.3%	9.2%	8.3%

Total equity to assets (averages)	13.28%	12.69%	12.69%	12.74%	12.57%
Tangible common equity to tangible assets	8.47%	8.08%	7.65%	8.47%	7.65%

Nonfinancial Data
Full-time equivalent employees	2,892	2,554	2,801	2,892	2,801
Number of branches	191	182	191	191	191

(1)	See "Non-GAAP Measures" table.
(2)

Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes amortization of intangibles and net securities gains, as is common in other company releases, and better aligns with true operating performance.

FTE – Fully taxable equivalent basis EOP – End of period actual balances N/M – Not meaningful

Income Statement (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Interest income	$175,234	$155,369	$135,134	$632,045	$495,336
Less: interest expense	29,009	24,527	16,578	94,443	58,168

Net interest income	146,225	130,842	118,556	537,602	437,168
Provision for loan losses	3,390	750	1,037	6,966	3,050

Net interest income after provision for loan losses	142,835	130,092	117,519	530,636	434,118

Wealth management fees	9,069	9,022	9,801	36,863	37,316
Service charges on deposit accounts	11,474	11,028	10,913	44,026	41,331
Debit card and ATM fees	5,565	4,706	4,756	20,216	17,676
Mortgage banking revenue	3,928	4,348	3,933	17,657	18,449
Investment product fees	5,369	5,073	5,791	20,539	20,977
Capital markets income	840	2,700	923	4,934	6,544
Company-owned life insurance	2,591	2,958	2,366	10,584	8,654
Other income	5,700	5,986	4,676	24,402	23,083
Net gain on branch divestitures	13,989	—	—	13,989	—
Gains (losses) on sales of securities	(357)	135	1,588	2,060	9,135
Gains (losses) on derivatives	(14)	1	78	35	217

Total noninterest income	58,154	45,957	44,825	195,305	183,382

Salaries and employee benefits	87,346	63,158	74,785	281,275	246,738
Occupancy	13,210	12,578	12,168	51,941	46,511
Equipment	3,916	3,652	3,498	14,861	13,560
Marketing	4,782	3,406	3,803	15,847	13,172
Data processing	9,418	8,628	8,776	36,170	32,306
Communication	2,537	2,473	2,419	10,846	9,284
Professional fees	5,615	3,235	5,523	14,503	16,840
Loan expenses	1,877	1,564	1,730	7,028	6,596
Supplies	705	707	686	3,037	2,406
FDIC assessment	2,110	2,722	2,666	10,638	9,480
Other real estate owned expense	176	157	741	878	3,376
Amortization of intangibles	4,134	3,283	3,399	14,442	11,841
Amortization of tax credit investments	1,142	9,233	11,733	22,949	11,733
Other expense	13,300	4,580	8,505	32,846	24,993

Total noninterest expense	150,268	119,376	140,432	517,261	448,836

Income before income taxes	50,721	56,673	21,912	208,680	168,664
Income tax expense	3,223	5,325	40,405	17,850	72,939

Net income (loss)	$47,498	$51,348	$(18,493)	$190,830	$95,725

Diluted Earnings Per Share
Net income (loss)	$0.28	$0.34	$(0.13)	$1.22	$0.69

Average Common Shares Outstanding
Basic	167,044	151,930	146,073	155,675	137,821
Diluted	167,992	152,784	146,875	156,539	138,513

Common shares outstanding at end of period	175,141	152,352	152,040	175,141	152,040

Balance Sheet (unaudited)

($ in thousands)

	December 31, 2018	September 30, 2018	December 31, 2017
Assets
Federal Reserve Bank account	$26,182	$65,878	$54,361
Money market investments	6,980	5,859	13,318
Investments:
Treasury and government-sponsored agencies	707,438	690,709	669,838
Mortgage-backed securities	2,336,415	1,640,254	1,674,584
States and political subdivisions	1,245,657	1,099,535	1,207,353
Other securities	488,802	496,199	453,765

Total investments	4,778,312	3,926,697	4,005,540

Loans held for sale, at fair value	14,911	21,384	17,930
Loans:
Commercial	3,232,970	2,949,277	2,717,269
Commercial and agriculture real estate	4,958,851	4,481,554	4,354,552
Consumer:
Home equity	589,322	498,325	507,507
Other consumer loans	1,214,345	1,197,300	1,371,740

Subtotal of commercial and consumer loans	9,995,488	9,126,456	8,951,068
Residential real estate	2,248,404	2,166,203	2,167,053

Total loans	12,243,892	11,292,659	11,118,121

Total earning assets	17,070,277	15,312,477	15,209,270

Allowance for loan losses	(55,461)	(52,713)	(50,381)
Non-earning Assets:
Cash and due from banks	284,003	215,024	222,753
Premises and equipment, net	485,912	450,253	458,074
Goodwill and other intangible assets	1,113,274	870,938	881,147
Company-owned life insurance	444,224	405,245	403,753
Net deferred tax assets	87,048	94,667	110,857
Loan servicing rights	24,497	24,336	24,661
Other real estate owned and repossessed personal property	3,232	3,563	8,810
Other assets	271,429	243,969	249,348

Total non-earning assets	2,713,619	2,307,995	2,359,403

Total assets	$19,728,435	$17,567,759	$17,518,292

Liabilities and Equity
Noninterest-bearing demand deposits	$3,965,380	$3,588,370	$3,680,807
Interest-bearing:
Checking and NOW accounts	3,788,339	3,011,544	3,115,822
Savings accounts	2,944,092	2,920,712	3,035,622
Money market accounts	1,627,882	1,185,439	1,139,077
Other time deposits	1,845,149	1,667,055	1,470,118

Total core deposits	14,170,842	12,373,120	12,441,446
Brokered CD's	179,107	225,080	164,318

Total deposits	14,349,949	12,598,200	12,605,764
Federal funds purchased and interbank borrowings	270,135	450,031	335,033
Securities sold under agreements to repurchase	362,294	319,831	384,810
Federal Home Loan Bank advances	1,613,481	1,554,515	1,609,579
Other borrowings	247,883	251,662	248,782

Total borrowed funds	2,493,793	2,576,039	2,578,204
Accrued expenses and other liabilities	195,123	172,840	179,927

Total liabilities	17,038,865	15,347,079	15,363,895
Common stock, surplus, and retained earnings	2,734,520	2,300,610	2,204,669
Accumulated other comprehensive income (loss), net of tax	(44,950)	(79,930)	(50,272)

Total shareholders' equity	2,689,570	2,220,680	2,154,397

Total liabilities and shareholders' equity	$19,728,435	$17,567,759	$17,518,292

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2018			September 30, 2018			December 31, 2017
	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate
Earning Assets:
Money market and other interest-earning investments	$39,207	$205	2.07%	$35,928	$140	1.54%	$54,611	$87	0.63%
Investments:
Treasury and government-sponsored agencies	694,409	3,874	2.23%	685,919	3,748	2.19%	611,982	3,031	1.98%
Mortgage-backed securities	2,011,275	13,688	2.72%	1,595,630	9,381	2.35%	1,573,578	8,139	2.07%
States and political subdivisions	1,187,404	11,147	3.76%	1,103,347	10,110	3.67%	1,178,113	13,312	4.52%
Other securities	493,426	4,017	3.26%	500,837	4,116	3.29%	454,824	3,126	2.75%

Total investments	4,386,514	32,726	2.98%	3,885,733	27,355	2.82%	3,818,497	27,608	2.89%

Loans: (2)
Commercial	3,133,153	37,358	4.67%	2,928,744	33,381	4.46%	2,480,987	26,577	4.19%
Commercial and agriculture real estate	4,834,589	65,461	5.30%	4,465,105	57,377	5.03%	3,989,684	47,683	4.68%
Consumer:
Home equity	562,801	7,159	5.05%	495,161	6,070	4.86%	502,837	5,442	4.29%
Other consumer loans	1,203,436	11,702	3.86%	1,215,583	11,263	3.68%	1,371,986	12,248	3.54%

Subtotal commercial and consumer loans	9,733,979	121,680	4.96%	9,104,593	108,091	4.71%	8,345,494	91,950	4.37%
Residential real estate loans	2,238,588	23,672	4.23%	2,187,130	22,536	4.12%	2,170,900	21,628	3.99%

Total loans	11,972,567	145,352	4.78%	11,291,723	130,627	4.56%	10,516,394	113,578	4.26%

Total earning assets	$16,398,288	$178,283	4.30%	$15,213,384	$158,122	4.11%	$14,389,502	$141,273	3.88%

Less: Allowance for loan losses	(53,045)			(53,734)			(50,601)
Non-earning Assets:
Cash and due from banks	$232,360			$205,446			$201,520
Other assets	2,275,907			2,068,469			2,046,544

Total assets	$18,853,510			$17,433,565			$16,586,965

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,391,630	$2,004	0.23%	$3,026,289	$1,180	0.15%	$2,905,440	$714	0.10%
Savings accounts	2,919,900	2,225	0.30%	2,974,147	2,119	0.28%	3,010,761	1,324	0.17%
Money market accounts	1,482,022	1,922	0.51%	1,153,906	1,254	0.43%	994,574	394	0.16%
Other time deposits	1,769,243	6,519	1.46%	1,669,039	5,780	1.37%	1,443,050	3,203	0.88%

Total interest-bearing deposits	9,562,795	12,670	0.53%	8,823,381	10,333	0.46%	8,353,825	5,635	0.27%
Brokered CD's	193,455	1,024	2.10%	178,283	856	1.90%	154,521	489	1.26%

Total interest-bearing deposits and CD's	9,756,250	13,694	0.56%	9,001,664	11,189	0.49%	8,508,346	6,124	0.29%

Federal funds purchased and interbank borrowings	312,730	1,938	2.46%	238,514	1,191	1.98%	172,838	533	1.22%
Securities sold under agreements to repurchase	351,392	634	0.72%	352,998	535	0.60%	370,095	400	0.43%
Federal Home Loan Bank advances	1,649,304	9,441	2.27%	1,624,661	8,880	2.17%	1,543,690	6,871	1.77%
Other borrowings	250,926	3,302	5.26%	250,255	2,732	4.37%	241,695	2,650	4.39%

Total borrowed funds	2,564,352	15,315	2.37%	2,466,428	13,338	2.15%	2,328,318	10,454	1.78%

Total interest-bearing liabilities	$12,320,602	$29,009	0.93%	$11,468,092	$24,527	0.85%	$10,836,664	$16,578	0.61%

Noninterest-Bearing Liabilities
Demand deposits	$3,864,302			$3,596,159			$3,486,412
Other liabilities	164,771			156,614			159,243
Shareholders' equity	2,503,835			2,212,700			2,104,646

Total liabilities and shareholders' equity	$18,853,510			$17,433,565			$16,586,965

Net interest rate spread			3.37%			3.26%			3.27%

Net interest margin (FTE)			3.64%			3.51%			3.47%

FTE adjustment		$3,049			$2,753			$6,139

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2018			December 31, 2017
	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate
Earning Assets:
Money market and other interest-earning investments	$48,240	$630	1.31%	$35,584	$258	0.72%
Investments:
Treasury and government-sponsored agencies	673,171	14,433	2.14%	578,640	11,453	1.98%
Mortgage-backed securities	1,707,646	41,493	2.43%	1,506,677	30,782	2.04%
States and political subdivisions	1,153,315	42,326	3.67%	1,134,532	53,359	4.70%
Other securities	490,464	15,633	3.19%	450,127	11,863	2.64%

Total investments	4,024,596	113,885	2.83%	3,669,976	107,457	2.93%

Loans: (2)
Commercial	2,924,878	131,471	4.49%	2,083,779	85,747	4.11%
Commercial and agriculture real estate	4,536,897	235,876	5.20%	3,426,757	171,483	5.00%
Consumer:
Home equity	513,111	25,029	4.88%	483,310	20,003	4.14%
Other consumer loans	1,258,253	46,660	3.71%	1,392,221	48,139	3.46%

Subtotal commercial and consumer loans	9,233,139	439,036	4.76%	7,386,067	325,372	4.41%
Residential real estate loans	2,195,078	89,888	4.09%	2,146,279	85,340	3.98%

Total loans	11,428,217	528,924	4.63%	9,532,346	410,712	4.31%

Total earning assets	$15,501,053	$643,439	4.15%	$13,237,906	$518,427	3.92%

Less: Allowance for loan losses	(52,316)			(50,845)
Non-earning Assets:
Cash and due from banks	$210,716			$207,677
Other assets	2,130,588			1,907,963

Total assets	$17,790,041			$15,302,701

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,146,309	$4,973	0.16%	$2,676,760	$2,224	0.08%
Savings accounts	2,995,484	7,464	0.25%	2,964,875	4,980	0.17%
Money market accounts	1,225,220	4,424	0.36%	762,540	831	0.11%
Other time deposits	1,654,548	21,012	1.27%	1,363,529	10,907	0.80%

Total interest-bearing deposits	9,021,561	37,873	0.42%	7,767,704	18,942	0.24%
Brokered CD's	185,426	3,404	1.84%	123,548	1,414	1.14%

Total interest-bearing deposits and CD's	9,206,987	41,277	0.45%	7,891,252	20,356	0.26%

Federal funds purchased and interbank borrowings	238,408	4,793	2.01%	187,426	1,966	1.05%
Securities sold under agreements to repurchase	344,964	1,962	0.57%	336,539	1,270	0.38%
Federal Home Loan Bank advances	1,665,689	34,925	2.10%	1,481,314	24,818	1.68%
Other borrowings	249,832	11,486	4.60%	224,793	9,758	4.34%

Total borrowed funds	2,498,893	53,166	2.13%	2,230,072	37,812	1.70%

Total interest-bearing liabilities	$11,705,880	$94,443	0.81%	$10,121,324	$58,168	0.57%

Noninterest-Bearing Liabilities
Demand deposits	$3,657,234			$3,111,672
Other liabilities	159,600			146,060
Shareholders' equity	2,267,327			1,923,645

Total liabilities and shareholders' equity	$17,790,041			$15,302,701

Net interest rate spread			3.34%			3.35%
Net interest margin (FTE)			3.54%			3.48%
FTE adjustment		$11,394			$23,091

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Asset Quality (EOP) (unaudited)

($ in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Beginning allowance for loan losses	$52,713	$53,660	$50,169	$50,381	$49,808
Provision for loan losses	3,390	750	1,037	6,966	3,050
Gross charge-offs	(2,969)	(4,261)	(3,278)	(12,969)	(12,717)
Gross recoveries	2,327	2,564	2,453	11,083	10,240

Net (charge-offs) recoveries	(642)	(1,697)	(825)	(1,886)	(2,477)

Ending allowance for loan losses	$55,461	$52,713	$50,381	$55,461	$50,381

Net charge-offs (recoveries) / average loans (1)	0.02%	0.06%	0.03%	0.02%	0.03%

Average loans outstanding (1)	$11,967,241	$11,284,531	$10,509,552	$11,422,967	$9,525,888

EOP loans outstanding (1)	12,243,892	$11,292,659	$11,118,121	$12,243,892	$11,118,121

Allowance for loan losses / EOP loans (1)	0.45%	0.47%	0.45%	0.45%	0.45%

Underperforming Assets:
Loans 90 Days and over (still accruing)	$1,353	$980	$894	$1,353	$894
Non-performing loans:
Nonaccrual loans (2)	157,484	148,816	124,927	157,484	124,927
Renegotiated loans	17,356	17,547	19,589	17,356	19,589

Total non-performing loans	174,840	166,363	144,516	174,840	144,516

Foreclosed properties	3,232	3,563	8,810	3,232	8,810

Total underperforming assets	$179,425	$170,906	$154,220	$179,425	$154,220

Classified and Criticized Assets:
Nonaccrual loans (2)	157,484	148,816	124,927	157,484	124,927
Substandard accruing loans	175,948	107,257	100,762	175,948	100,762
Loans 90 days and over (still accruing)	1,353	980	894	1,353	894

Total classified loans – "problem loans"	$334,785	$257,053	$226,583	$334,785	$226,583

Other classified assets	2,820	3,070	4,556	2,820	4,556
Criticized loans – "special mention loans"	238,752	181,165	188,085	238,752	188,085

Total classified and criticized assets	$576,357	$441,288	$419,224	$576,357	$419,224

Non-performing loans / EOP loans (1)	1.43%	1.47%	1.30%	1.43%	1.30%

Allowance to non-performing loans (3)	32%	32%	35%	32%	35%

Under-performing assets / EOP loans (1)	1.47%	1.51%	1.39%	1.47%	1.39%

EOP total assets	$19,728,435	$17,567,759	$17,518,292	$19,728,435	$17,518,292

Under-performing assets / EOP assets	0.91%	0.97%	0.88%	0.91%	0.88%

EOP – End of period actual balances

(1)	Excludes loans held for sale.
(2)	Includes renegotiated loans totaling $26.3 million at December 31, 2018, $29.9 million at September 30, 2018, and $34.0 million at December 31, 2017.
(3)

Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded on the acquisition date.

Non-GAAP Measures (unaudited)

($ in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Actual End of Period Balances
GAAP shareholders' equity	$2,689,570	$2,220,680	$2,154,397	$2,689,570	$2,154,397

Deduct:

Goodwill	1,036,258	828,804	828,051	1,036,258	828,051
Intangibles	77,016	42,134	53,096	77,016	53,096

	1,113,274	870,938	881,147	1,113,274	881,147

Tangible shareholders' equity	$1,576,296	$1,349,742	$1,273,250	$1,576,296	$1,273,250

Average Balances
GAAP shareholders' equity	$2,503,835	$2,212,700	$2,104,646	$2,267,327	$1,923,645

Deduct:
Goodwill	969,403	828,804	776,862	864,079	685,729
Intangibles	66,927	43,685	37,802	52,209	34,392

	1,036,330	872,489	814,664	916,288	720,121

Average tangible shareholders' equity	$1,467,505	$1,340,211	$1,289,982	$1,351,039	$1,203,524

Actual End of Period Balances
GAAP assets	$19,728,435	$17,567,759	$17,518,292	$19,728,435	$17,518,292

Add:
Trust overdrafts	11	118	59	11	59

Deduct:
Goodwill	1,036,258	828,804	828,051	1,036,258	828,051
Intangibles	77,016	42,134	53,096	77,016	53,096

	1,113,274	870,938	881,147	1,113,274	881,147

Tangible assets	$18,615,172	$16,696,939	$16,637,204	$18,615,172	$16,637,204

Risk-weighted assets	$14,248,562	$12,715,665	$12,491,430	$14,248,562	$12,491,430

GAAP net income (loss)	$47,498	$51,348	$(18,493)	$190,830	$95,725

Add:
Amortization of intangibles (net of tax)	3,266	2,593	2,210	11,410	7,697

Tangible net income (loss)	$50,764	$53,941	$(16,283)	$202,240	$103,422

Tangible Ratios
Return on tangible common equity	12.88%	15.99%	-5.12%	12.83%	8.12%
Return on average tangible common equity	13.84%	16.10%	-5.05%	14.97%	8.59%
Return on tangible assets	1.09%	1.29%	-0.39%	1.09%	0.62%
Tangible common equity to tangible assets	8.47%	8.08%	7.65%	8.47%	7.65%
Tangible common equity to risk-weighted assets	11.06%	10.61%	10.19%	11.06%	10.19%
Tangible common book value (1)	9.00	8.86	8.37	9.00	8.37

Tangible common equity presentation includes other comprehensive income as is common in other company releases.

(1) Tangible common shareholders' equity divided by common shares issued and outstanding at period-end.

Tier 1 capital	$1,617,936	$1,409,775	$1,298,327	$1,617,936	$1,298,327

Deduct:
Tier 1 capital adjustments	—	—	(10,000)	—	(10,000)

	—	—	(10,000)	—	(10,000)

Tier 1 common equity	$1,617,936	$1,409,775	$1,308,327	$1,617,936	$1,308,327

Risk-weighted assets	14,248,562	12,715,665	12,491,430	14,248,562	12,491,430

Tier 1 common equity to risk-weighted assets	11.36%	11.09%	10.47%	11.36%	10.47%